FINANCIAL RISK MANAGEMENT	12 Months Ended
Dec. 31, 2022
FINANCIAL RISK MANAGEMENT
FINANCIAL RISK MANAGEMENT

NOTE 26 – FINANCIAL RISK MANAGEMENT

Financial risk factors

Telecom and its subsidiaries are exposed to the following financial risks in the ordinary course of its business operations:

●	Market risk: stemming from change in exchange rates, market prices and interest rates in connection with financial assets that have been originated and financial liabilities that have been assumed;
●	Credit risk: representing the risk of the non-fulfillment of the obligations undertaken by the counterpart regarding the operations of Telecom;
●	Liquidity risk: connected with the need to meet short-term financial commitments.

These financial risks are managed by:

●	The definition of guidelines for directing operations;
●	The activity of the Board of Directors and Management which monitors the level of exposure to mentioned risks consistently with prefixed general objectives;
●	The identification of the most suitable financial instruments, including derivatives, to reach prefixed objectives;
●	The monitoring of the results achieved.

This sensitivity analysis provides only a limited point of view of the sensitivity to market risk of certain financial instruments. The actual impact of changes in financial instruments may differ significantly from this estimate.

The policies to manage and the sensitivity analyses of the above financial risks by Telecom are described below.

Market risk

Foreign exchange risk

One of the main Telecom’s market risks is its exposure to changes in foreign currency exchange rates in the markets in which it operates.

Foreign currency risk is the risk that the future fair values or cash flows of a financial instrument may fluctuate due to exchange rate changes.

Telecom has great part of its commercial and finantial debt denominated in US$ and other currencies, unlike the Company’s sales revenue, which is mainly generated in Argentine pesos. Additionally, Telecom and its subsidiaries have cash and cash equivalents and investments mostly denominated in foreign currency that are also sensitive to changes in peso/dollar exchange rates and contribute to reduce the exposure to commercial and finantial debt in foreign currency.

The financial risk management policies of Telecom are directed towards diversifying the acquisition of goods and services in the functional currency and using selected DFI to mitigate long-term positions in foreign currency.

The continuous devaluation of the Argentine peso over the last few years has had and still has a negative impact on the payment of debts denominated in foreign currency. The devaluation can also have a negative impact on the Company since we depend mainly on the domestic market with revenues usually collected in Argentine pesos. Consequently, any further devaluation may have a negative effect on our financial situation and the results of our operations.

In addition, it should be noted that over the last few years the Argentine peso continued to depreciate against the US dollar and other currencies. As a result of the increased volatility of the Argentine peso, the BCRA implemented several measures to stabilize its value, including, among others, restrictions on the access to the MULC.

Among the measures implemented by the BCRA, Communication “A” 7106 and its amendments, establish that those private sector companies with scheduled principal maturities on any external financial debt (other than intercompany debt) between October 15, 2020, and December 31, 2023, may access the MULC provided they summit to the BCRA a refinancing plan be based on the following criteria: (a) the net amount for which the foreign exchange market will be accessed under the original terms shall not exceed 40% of the maturing principal amount, and (b) the remaining principal must be refinanced with a new external indebtedness with an average maturity of at least two years.

This mandatory refinancing shall not apply to: (a) indebtedness with international organizations or their associated agencies or guaranteed by them; (b) indebtedness granted by official credit agencies or guaranteed by them; (c) indebtedness incurred as from January 1, 2020, which proceeds have been repatriated and settled in the exchange market; (d) new indebtedness, incurred as from January 1, 2020, which allowed prior refinancing plans to be achieved; (e) holdouts of refinanced indebtedness that met the requirements set forth in Communication “A” 7106; and (f) payments of principal for an amount no exceeding US$2 million per month.

As a result of the requirements established by the BCRA, the Company’s ability to purchase foreign currency may be limited, which would have an adverse effect on its financial situation and its ability to comply with obligations denominated in foreign currency, since any restrictions on the transfer of funds abroad determinated by the government could affect our ability to pay dividends or make payments (principal or interest) in relation to the Company’s financial debt denominated in US dollars, as well as to comply with any other obligation denominated in foreign currency.

In any case, in compliance with Communication “A” 7106, Telecom refinanced its debts in previous years, allowing it at present to have access to MULC.

Financial assets and liabilities denominated in foreign currencies

Financial assets and liabilities denominated in foreign currencies as of December 31, 2022 and 2021, are the following:

	2022	2021
	In equivalent millions of Argentine pesos
Assets	46,872	38,898
Liabilities	(443,099)	(455,787)
Liabilities Net	(396,227)	(416,889)

In order to reduce this net position in foreign currency Telecom has DFI as of December 31, 2022, amounting to US$85 million, therefore, the net liability not hedged amounts to US$2,151 million as of that date. For more information, see Note 22 to these consolidated financial statements.

Sensitivity analysis

As of December 31, 2022, which is a not hedged net liability position in foreign currency of US$2,151 million, Management estimates that an increase in the U.S. dollar exchange rate of approximately 20%, would result in a variation of approximately $76,223 of the consolidated financial position in foreign currency.

Interest rate risk

Within its structure of financial debt, Telecom and its subsidiaries have bank overdrafts denominated in Argentine pesos accruing interest at rates that are reset at maturity, notes and other financial entities’ loans denominated in Argentine pesos, U.S. dollar, RMB and Guaraníes that bear interest at fixed and variable rates.

The Company has financial debts at variable rate, mainly BADLAR, SOFR and Libor, which amounts approximately to $158,370 as of December 31, 2022. Regarding the replacement of the LIBO rate after June 30, 2023, the Company does not estimate significant impacts on the cash flows of the loans.

The risk management policies of Telecom to reduce the effect of changes in interest rates, consists of using the diferent DFI that amounts to $32,649 as of December 31, 2022, that convert variable rates into fixed rates. For more information, see Note 22 to these consolidated financial statements.

Therefore, the net financial debt not hedged amounts to $125,721 as of December 31, 2022.

For more information, see Note 13 to these consolidated financial statements.

Sensitivity analysis

Management believes that any variation of 100 bps in the agreed interest rates would result in $1,257 gain / loss.

Price Risk

Telecom’s and its subsidiaries’ investments in financial assets at fair value through profit or loss are susceptible to the risk of changes in market prices arising from fluctuations in the future value of these assets. The Company conducts an ongoing monitoring of the evolution of these assets’ prices.

As of December 31, 2022, the total value of investments with changes in fair value recognized in net income amounted to $8,373.

Sensitivity Analysis

Management estimates that any 10% variation in the market price would result in $837 gain / loss.

Credit risk

Credit risk represents Telecom’s exposure to possible losses arising from the failure of commercial or financial counterparts to fulfill their assumed obligations. Such risk stems principally from economic and financial factors that could affect to our debtors.

Credit risk arises from cash and cash equivalents as well as credit exposures to customers, including outstanding receivables and committed transactions.

Telecom’s maximum theoretical exposure to credit risk is represented by the carrying amount of the financial assets and trade receivables, net recorded in the consolidated statement of financial position.

	Cash and cash		Trade	Other
Date due	equivalents	Investments	receivables, net	receivables, net	Total
Total due	—	—	23,546	52	23,598
Total not due	40,052	8,373	14,188	4,510	67,123
Total as of December 31, 2022	40,052	8,373	37,734	4,562	90,721

The accruals to the allowance for doubtful accounts are recorded: (i) for an exact amount on credit positions that present an element of individual risk (bankruptcy, customers under legal proceedings with the Company); and (ii) on credit positions that do not present such characteristics, by customer segment considering the aging of the accounts receivable balances, expected credit losses, customer creditworthiness and changes in the customer payment terms. Total overdue balances not covered by the allowance for doubtful accounts amount to $23,546 as of December 31, 2022 ($24,501 as of December 31, 2021).

Regarding the credit risk relating to the asset included in the “Net financial debt or asset”, it should be noted that Telecom evaluates the outstanding credit of the counterparty and the levels of investment, based, among others, on their credit rating and the equity size of the counterparty. In order to minimize credit risk, Telecom also pursues a diversification policy for its investments of liquidity with leading high-credit-quality banking and financial institutions and generally for short-term periods. Consequently, there are no significant positions with any one single counterpart.

Telecom serves a wide range of customers, including residential customers, businesses and governmental agencies. As such, Telecom’s account receivables are not subject to significant concentration of credit risk.

Liquidity risk

Liquidity risk represents the risk that Telecom and its subsidiaries have no funds to accomplish its obligations of any nature (labor, commercial, fiscal and financial, among others).

Telecom has an excellent credit rating and has several financing sources and several offers from first-class institutions to diversify its current funding structure, which includes accessing to capital market and obtaining competitive bank loans in what relates to terms and financial costs, in all cases, both at the domestic and international level.

The Company’s management evaluates the national and international macroeconomic context (including regulatory restrictions and foreing exchange restrictions) to take advantage of market opportunities to presser the financial health for the benefit of its investors.

Telecom manages its cash and cash equivalents and its financial assets, through its normal course of business, investing in highly liquid short-term instruments. Telecom and its subsidiaries have consolidated cash and cash equivalents amounting to $40,052 (equivalent to US$226 million) and $38,665 (equivalent to US$226 million), as of December 31, 2022 and 2021, respectively.

During years ended December 31, 2022 and 2021, Telecom continued obtaining funds from the financial market used to pay its investments, operative working capital, and other corporative expenses and refinancing part of its financial debts in the framework of its permanent policy of optimizing the term, rate and structure of its financial debts. For further information on bank loans agreements, bank loans payments and bank loans restructured, see Note 13 to these consolidated financial statements.

The table below contains a breakdown of financial liabilities into relevant maturity groups based on the remaining period at the date of the consolidated statement of financial position to the contractual maturity date. The amounts disclosed in the table are the contractual undiscounted cash flows.

	Trade	Financial	Leases	Other
Maturity Date	payables	Debt	liabilities	Liabilities	Total
Due	5,412	—	—	—	5,412
January 2023 thru December 2023	83,852	143,026	9,975	984	237,837
January 2024 thru December 2024	240	115,436	6,341	173	122,190
January 2025 thru December 2025	66	130,074	5,897	173	136,210
January 2026 and thereafter	14	164,477	9,523	173	174,187
	89,584	553,013	31,736	1,503	675,836

On the other hand, it should be noted that, Telecom and its subsidiaries have a typical working capital structure corresponding to a company with intensive capital that obtains spontaneous financing from its suppliers (especially PP&E) for longer terms than those it provides to its customers.

Telecom and its subsidiaries’ working capital breakdown and their variations are disclosed below:

	2022	2021	Variation
Trade receivables	37,616	43,934	(6,318)
Other receivables	17,005	13,501	3,504
Inventories	6,448	6,068	380
Current liabilities (not considering financial debt)	(153,950)	(196,184)	42,234
Operative working capital	(92,881)	(132,681)	39,800
Over revenues	12.7%	16%

Cash and cash equivalents	40,052	38,665	1,387
Other receivables	2,532	3,730	(1,198)
Investments	8,373	21,010	(12,637)
Current financial debt	(134,361)	(126,360)	(8,001)
Net Current financial (liability) asset	(83,404)	(62,955)	(20,449)

Assets classified as held for sale	954	—	954

Negative operating working capital (current assets - current liabilities)	(175,331)	(195,636)	20,305
Liquidity rate	0.39	0.39	—

According to this, the negative working capital amounted to $175,331 as of December 31, 2022 (increasing $20,305 vs. December 31, 2021).

Capital management

The primary objective of Telecom’s capital management is to ensure that it maintains a strong credit rating and healthy capital ratios in order to support its business and maximize shareholder value.

Telecom manages its capital structure and makes adjustments considering the business evolution and changes in the macroeconomic conditions.

To maintain or adjust the capital structure, the company may adjust the dividend payment to shareholders and the level of indebtedness.

The company does not have to comply with regulatory capital adequacy requirements.